Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Astoria US Equal Weight Quality Kings ETF (ROE)
Astoria International Quality Growth Kings ETF (IROE)
Astoria US Quality Growth Kings ETF (GQQQ)
Astoria US Small Cap Quality Growth Kings ETF (SROE)
EA Astoria Dynamic Core US Fixed Income ETF (AGGA)
(each, a “Fund”)
November 13, 2025
Supplement to each Fund’s Prospectus and
Statement of Additional Information (“SAI”),
each dated September 30, 2025

Effective November 17, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as each Fund’s distributor, and all references to a Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with a Fund or its investment adviser or sub-advisers.

Please retain this Supplement with your Prospectus and SAI for future reference.